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                                                                    EXHIBIT 99.1


Slide 1:
(logo) USA Networks, Inc.

Slide 2:
This presentation contains forward looking statements relating to possible or assumed future results of USAi. It reflects the current views of USAi with respect to future events, and are subject to risks that could cause future results to materially differ. These risks are described in USAi's Securities and Exchange Commission filings. The forward-looking statements in this presentation are made as of the date of this presentation, and USAi undertakes no obligation to update or revise them for any reason. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed in the future. This presentation reflects estimates that USAi is comfortable releasing to analysts and the public.

Slide 3: Evolution
Entertainment - Electronic Retailing - Information & Services
(graphic) Timeline depicting when divisions became part of USA Networks, Inc. 1995 - USA Broadcasting
1996 - Home Shopping Network
1997 - Ticketmaster, Shop Channel, HOT Germany
1998 - USA Network, Sci Fi Channel, Studios USA, Citysearch.com, Home
       Shopping Espanol
1999 - Hotel Reservations Network, Match.com, One & Only Network, USA Films,
       HSN.com
2000 - Trio, NWI, TVSN, Precision Response Corp, Styleclick, ECS


Slide 4: Revenue Growth
(graphic) Revenue growth 1995-2002
CAGR=19% Revenue per share (1995-2002)
From $48 million in 1995 to estimated $6.1 billion in 2002.

Estimated illustrative pro forma for Operating Businesses from year of acquisition.


Slide 5: EBITDA Growth
(graphic) EBITDA growth 1995-2002
From $17 million in 1995 to estimated $1.38 billion in 2002
CAGR=26% EBITDA per share (1995-2002)

Estimated illustrative pro forma for Operating Businesses from year of acquisition.


Slide 6: Perspective


                                                                     2001                  2002
Operating businesses EBITDA                                        $1,140                $1,380
Emerging businesses EBITDA                                  +        (180)                 (100)
                         Total EBITDA guidance              =        $960                $1,280
Implied multiple on $14 billion EV                                  14.6x                 10.9x

o If exclude USAB losses to reflect possible JV or outright sale:
Operating businesses EBITDA                                        $1,140                $1,380
Emerging businesses EBITDA                                  +        (125)                  (50)
                         Total EBITDA guidance              =      $1,015                $1,330
Implied multiple on $14 billion EV                                  13.8x                 10.5x

Management unaudited estimates. $ in millions.




Slide 7: USA Network
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(logo) USA Network

(graphic) bar chart of revenue and EBITDA
   2001
Revenue - $850
EBITDA - $440

   2002
Revenue - $965
EBITDA - $505

Management unaudited estimates. $ in millions.

Slide 8: SCI FI

(logo) SCI FI

(graphic) bar chart of revenue and EBITDA
   2001
Revenue - $325
EBITDA - $130

   2002
Revenue - $390
EBITDA - $180

Management unaudited estimates. $ in millions.


Slide 9: Studios USA

(logo) Studios USA

(graphic) bar chart of revenue and EBITDA
   2001
Revenue - $530
EBITDA - $55

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   2002
Revenue - $670
EBITDA - $70

Management unaudited estimates. $ in millions.


Slide 10: HSN - Domestic

(logo) Home Shopping Network

(graphic) bar chart of revenue and EBITDA
   2001
Revenue - $1,700
EBITDA - $275

   2002
Revenue - $2,010
EBITDA - $325

Management unaudited estimates. $ in millions.


Slide 11: HSN.com

(logo) HSN.com

(graphic) bar chart of revenue and EBITDA
   2001
Revenue - $85
EBITDA - $10

   2002
Revenue - $200
EBITDA - $25

Management unaudited estimates. $ in millions.


Slide 12: HSN International
Current Markets:
o Germany*
o Espanol (U.S.)*
o China
o Japan
o Belgium
* consolidated

With Prospective Markets:
o Italy
o UK
o Netherlands
o Latin America

(graphic) bar chart of HSN - international Current and with Prospective Markets revenue
   2001
Current Markets (not all consolidated) - $525
With Prospective Markets - $620

   2002
Current Markets (not all consolidated) - $720
With Prospective Markets - $1,000

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   2003
Current Markets (not all consolidated)  - $1,000
With Prospective Markets  - $1,330

Management unaudited estimates. $ in millions.


Slide 13: Hotel Reservations Network

(logo) Hotel Reservations Network

(graphic) bar chart of revenue and EBITDA
   2001
Revenue - $442
EBITDA - $69

   2002
Revenue - $600
EBITDA - $93

Management unaudited estimates. $ in millions.


Slide 14: Ticketmaster

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(logos) Ticketmaster, Citysearch.com, match.com

(graphic) bar chart of revenue and EBITDA
   2001
Revenue - $670
EBITDA - $65

   2002
Revenue - $760
EBITDA - $125

Management unaudited estimates. $ in millions.


Slide 15: 3rd Party Services

(logo) PRC, ECS, Styleclick

(graphic) bar chart of revenue and EBITDA
   2001
Revenue - $508
EBITDA - $36

   2002
Revenue - $645
EBITDA - $77

Management unaudited estimates. $ in millions.


Slide 16: Audiences

(graphic) bar chart of audience reach by division
Globally - 135 million
U.S. - 91 million

ENTERTAINMENT
USA Network - 79  million
Sci Fi Channel - 65 million
USA Broadcasting - 37 million
Trio - 7 million
NWI - 6 million

ELECTRONIC RETAILING
HSN - 76 million
HOT Germany - 29 million

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TVSN - 22 million
America's Store - 9 million
Shop Channel - 9 million
Home Shopping Espanol - 5 million

INTERACTIVE
Citysearch, Ticketmaster, HRN, match.com, HSN.com - 10 million

Estimated total households in millions. Online reach defined as average unique monthly visitors.


Slide 17: Infrastructure

(graphic) money
Retail value of transactions (annually) - $5 billion

(graphic) telephone
Inbound phone minutes (annually) - 1 billion

(graphic) computer
Orders processed (annually) - 75 million

(graphic) credit cards
Credit card transactions (annually) - 60 million

(graphic) envelope
Items shipped (annually) - 40 million

(graphic) telephone operator
Customer service centers - 34

(graphic) boxes
Fulfillment centers square feet - 2.5 million

(graphic) group of people
Customer database - 30 million

Operating estimates for the next twelve months.


Slide 18: Products

Entertainment Content
o USA Network
o SCI FI
o Studios USA
o Trio and NWI

Goods & Services
o HSN: 24/7 in six languages
o Merchandise: 60,000 SKUs (annually)
o Tickets: 75 million (annually)
o Hotel rooms: 2 million nights (annually)


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o Personals: 1.2 million profiles (annually)

(logos) USA Network, Sci Fi, Trio, NWI, Studios USA, HSN, HRN, Ticketmaster, Shop Channel, HOT Germany, HOT Germany, Home Shopping Espanol, match.com, TVSN, One & Only

Operating estimates for the next twelve months


Slide 19: Real Online Businesses

(graphic) bar chart of revenue & EBITDA
   2001
Revenue - $725
EBITDA - $120

   2002
Revenue - $1,050
EBITDA - $165

(logos) Ticketmaster.com, HSN.com, HRN, Match.com

Management unaudited estimates. $ in millions.


Slide 20:

o Wireless
o Broadband
o Personal Video Recorders
o Electronic Program Guides

(graphics) computer, personal digital assistant, television, antenna


Slide 21:

(logo) USA Networks, Inc.

Focused on the new convergence of entertainment, information, and direct selling.


Slide 22:

(logo) USA Networks, Inc.